UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549



                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


          Date of Report:  September 16, 1999
          Date of Earliest Event Reported:  September 16, 1999


                         Boise Cascade Corporation
       ____________________________________________________________
           (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    1-5057          82-0100960
______________________________________________________________________
(State or Other Jurisdiction of    (Commission     (I.R.S. Employer
Incorporation or Organization)     File Number)    Identification No.)


   1111 W. Jefferson St., Boise, Idaho                    83728
______________________________________________________________________
(Address of Principal Executive Offices)                (ZIP Code)


Registrant's Telephone Number, Including Area Code:  208/384-6161

Item 5.   Other Events.

     Boise Cascade issued a news release on September 16, 1999, announcing the completion of the Furman Lumber, Inc., acquisition. A copy of the news release is filed as Exhibit 99.



Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit 99   News release issued by the Company on
                       September 16, 1999.






                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BOISE CASCADE CORPORATION


                              /s/ Karen E. Gowland
                              Karen E. Gowland
                              Vice President and Corporate Secretary


Date:   September 16, 1999

                               Exhibit Index


Exhibit No.                   Description                      Page

    99              News Release Issued by the Company
                    on September 16, 1999